QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 21.1

UNITEDGLOBALCOM, INC.

SUBSIDIARIES

Name	Country
chello broadband SRL	Argentina
United Argentina Communications S.A.	Argentina
chello broadband Australia Pty Ltd.	Australia
chello broadband GmbH	Austria
Cignal Global Communications Austria GmbH	Austria
Priority Telecom GmbH (AUT)	Austria
Priority Telecommunication und Internet GbmH	Austria
Priority Wireless Telecommunications GbmH	Austria
Telekabel Graz GmbH, a limited liability company	Austria
Telekabel Klagenfurt GmbH, a limited liability company	Austria
Telekabel Wien GmbH, a limited liability company	Austria
Telekabel-Fernsehnetz Region Baden Betriebs GmbH, a limited liablity company	Austria
Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH, a limited liability company	Austria
chello broadband Belgium S.A./N.V.	Belgium
Priority Telecom Belgium NV/SA	Belgium
UPC Belgium S.A.	Belgium
Cignal Global Communications Belgium S.A.	Belgium
Multitel S.A.	Bolivia
chello broadband do brasil Ltda.	Brazil
Teleweb Ltda.	Brazil
TV Show Brasil S.A.	Brazil
UIH do Brasil Tecnologia, Ltda.	Brazil
Cignal Global Communications Canada U.L.C.	Canada
UCOM Latin America Finance, Inc.	Cayman Islands
United Chile Ventures, Inc.	Cayman Islands
chello broadband Chile Ltda.	Chile
Enalur S.A.	Chile
Inversiones United Latin America Ltda.	Chile
VTR CableExpress Chile S.A.	Chile
VTR Galaxy S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingenieria S.A.	Chile
VTR Net S.A.	Chile
VTR Punto Net S.A.	Chile
VTR Telefonica S.A.	Chile
UPC Hrvatska d.d.	Croatia
BESY Praha s.r.o.	Czech
Ceska Programova Spolecnost s.r.o.	Czech
Dattelkabel a.s.	Czech
Innet, spol. s.r.o.	Czech
Kabel Plus Tel a.s.	Czech
KabelNet Brno a.s.	Czech
KabelNet Holding a.s.	Czech

1 of 8

UPC Ceská republika a.s. (fka KabelPlus)	Czech
UPC Sport sro	Czech
Cignal Global Communications Denmark A/B	Denmark
Priority Wireless Finland OY	Finland
A.C. Associes S.A.	France
Câble Services de France S.A.	France
chello broadband SAS	France
Cignal Global Communications France S.A.S.	France
Cité Câble Auvergne	France
Cité Câble Caladois	France
Cité Câble Centre Bretagne	France
Cité Câble Essonne	France
Cité Câble Goussainville	France
Cité Câble Jurassienne	France
Cité Câble Rhône Alpes	France
Cité Câble S.A.	France
Cité Câble Saintonges	France
Cité Interactive S.A.	France
H3M S.A.	France
Hérault Vidéopole S.A.	France
InterComm France Holding S.A.	France
InterComm France S.A.	France
MediaReseaux S.A.	France
Multicanal TPS S.A.
Nord Vidéopole	France
Première Câblevision	France
Priority Telecom France S.A.S.	France
Réseaux Câble Côte d'Azur	France
Rhône Vision Cable S.A.S.	France
Seine et Marne Vidéopole	France
SIRC Holding SNC	France
SIRC SNC	France
SLC Tignes S.A.	France
Somerco SARL	France
Sud Câble Services S.A.	France
TME France	France
UPC France S.A.	France
Vidéopole Assistance S.A.	France
Vidéopole Publications S.A.	France
Vidéopole S.A.	France
Vidéopole Services S.A.	France
Adic Antennendienst Calau GmbH	Germany
BbCom Berlin Brandburgische Communications GmbH	Germany
chello broadband GmbH	Germany
Cignal Global Communications Germany GmbH	Germany
CTC GmbH Breitband Technik	Germany

2 of 8

EWT GmbH und TSS GmbH Gbr.	Germany
EWT Communications GmbH	Germany
EWT Elektro-und Nachrichteuttechnik GmbH	Germany
Kabeldienst.Kabelanschluss Verwaltung GmbH	Germany
PCOM AG	Germany
Priority Telecom Germany GmbH	Germany
RFC Radio Fernseh Computertechnik GmbH	Germany
TSS TeleKabel Services Sud Marketing und Verwaltung GmbH	Germany
UPC Germany GmbH	Germany
Cignal Global Communications Hong Kong Ltd., Taiwan Branch	Hong Kong
Priority Telecom Hong Kong Limited	Hong Kong
chello broadband Communications Kft	Hungary
Karpatia Alapitvany (a foundation)	Hungary
Monor CATV Kft	Hungary
Monor Telefon Tarsasag RT	Hungary
Priority Telecom Hungary Kft	Hungary
Satimax Kft	Hungary
Szabinet Kft	Hungary
Szolnex Kft	Hungary
Tapiotel RT	Hungary
UPC Musorkeszito RT (fka UPC Broadcasting RT)	Hungary
UPC Direct Kft	Hungary
UPC Magyarorszag Kft (fka TeleKabel Hungary)	Hungary
UPC Sport Kft	Hungary
Zuglo Kft	Hungary
Cignal Global Telecommunications Ireland Limited	Ireland
Tara Television Ltd.	Ireland
Tarashop Television Ltd.	Ireland
UPC Ireland Ltd	Ireland
Tishdoret Achzakot Ltd.	Israel
Cignal Global Communications Italy s.r.l.	Italy
Cignal Telecommunications Japan K.K.	Japan
Priority Telecom Japan K.K.	Japan
Cignal Global Communications Luxembourg S.A.	Luxembourg
chello broadband Mexico A.S. de R.L de CV	Mexico
A2000 Hilversum B.V.	Netherlands
A2000 Holding N.V.	Netherlands
B.V. Holding CAI	Netherlands
Belmarken Holding B.V.	Netherlands
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Network Brabant Holding B.V.	Netherlands
Cable Network Holding B.V.	Netherlands
Cable Network Zuid-Oost Brabant Holding B.V.	Netherlands
Cable Networks Austria Holding B.V.	Netherlands
Cable Networks Netherlands Holding B.V.	Netherlands

3 of 8

CAI Aandelen Onroerend Goed Alkmaarse Kabel B.V.	Netherlands
CAI Deelneming Beheer B.V.	Netherlands
chello broadband B.V.	Netherlands
chello broadband N.V.	Netherlands
chello broadband Nederland B.V.	Netherlands
chello Stichting Foundation	Netherlands
Cignal Global Communications B.V.	Netherlands
Cignal Global Communications Holding B.V.	Netherlands
De Alkmaarse Kabel B.V.	Netherlands
Door2Door B.V.	Netherlands
ESC Programming B.V.	Netherlands
Extreme Sports Channel VoF, a general partnership	Netherlands
Gelrevision Holding B.V. (fka Maxinetwerken)	Netherlands
Holding CAI Beheer Aandelen OG Alkmaar B.V.	Netherlands
Info Services B.V.	Netherlands
K&T CLEC B.V.	Netherlands
Kabeltelevisie Amsterdam B.V.	Netherlands
Kabeltelevisie Eindhoven N.V.	Netherlands
Labesa Holding B.V.	Netherlands
Paruse B.V.	Netherlands
Plator Holding B.V.	Netherlands
Poland Cablevision (Netherlands) B.V.	Netherlands
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Wireless B.V.	Netherlands
Selasa Holding B.V.	Netherlands
Stipdon Investments B.V.	Netherlands
Telekabel Beheer B.V.	Netherlands
Telekabel Hungary II B.V.	Netherlands
UPC Transsylvania BV (fka Telekabel Hungary N.V.)	Netherlands
U.C.T. Netherlands B.V.	Netherlands
UniPort Communications B.V.	Netherlands
United Pan-Europe Communications N.V.	Netherlands
UPC Alkmaar Holding B.V.	Netherlands
UPC Bondi B.V. (fka Scan Invest I B.V.)	Netherlands
UPC Corporate Services B.V.	Netherlands
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming B.V.	Netherlands
UPC Distribution Holding B.V.	Netherlands
UPC Facility B.V.	Netherlands
UPC France Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Holding III B.V.	Netherlands
UPC Holding IV B.V.	Netherlands

4 of 8

UPC Holding Services B.V.	Netherlands
UPC Intermediates B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Investments I B.V.	Netherlands
UPC KabelTV & Telecom B.V.	Netherlands
UPC Nederland B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Programming B.V.	Netherlands
UPC Romania Holding B.V.	Netherlands
UPC Romania Holding VoF, a general partnership	Netherlands
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovakia Holding B.V.	Netherlands
UPC Somax B.V.	Netherlands
UPC Telecom B.V.	Netherlands
UPC TV Holding B.V. (fka Scan Invest II B.V.)	Netherlands
Wizja TV B.V.	Netherlands
Zeblas B.V.	Netherlands
Zomerwind Holding B.V.	Netherlands
chello broadband New Zealand Ltd.	New Zealand
chello broadband A.S.	Norway
Priority Telecom Norway A.S.	Norway
Priority Telecom Vestfold AS (fka UPC Vestfold)	Norway
Priority Wireless Norway A.S. (fka UPC Østfold A.S.)	Norway
UPC Norge A.S. (fka Janco Multicom A.S)	Norway
UPC Østfold Invest AS	Norway
Teleweb S.A.	Paraguay
Peru GlobalCom S.A.	Peru
Star GlobalCom S.A. (fka Cable Star S.A.)	Peru
UIH ILO S.A.	Peru
At Media Sp. z o.o.	Poland
Atomic TV Sp. z o.o. (fka Ground Zero Media Sp zo.o)	Poland
chello broadband Sp. z o.o.	Poland
ETV S.A.	Poland
Katowicka Telewizja Kablowa Sp. z o.o.	Poland
Mazurska TK Sp. z o.o.	Poland
Otwocka TK Sp. z o.o.	Poland
Polska Telewizja Cyfrowa Wizja TV Programming Sp. z o.o.	Poland
Polska Telewizja Kablowa S.A.	Poland
Polska Telewizja Kablowa-Lublin S.A.	Poland
Polska Telewizja Kablowa-Szczecin Sp. z o.o.	Poland
Poltelkab Sp. z o.o.	Poland
PTK Holding Sp. z o.o.	Poland
Synergy Investment Sp. z o.o.	Poland
Szczeciñska TK Sp. z o.o.	Poland
TK Gosat Sp. z o.o.	Poland
TV Kabel Sp. z o.o.	Poland

5 of 8

Wizja TV Sp. z o.o.	Poland
Intercabo Atlântico-Comunicações por Cabo S.A.	Portugal
Intercabo Capital-Comunicações por Cabo S.A.	Portugal
Intercabo Centro-Televisão por Cabo S.A.	Portugal
Intercabo Norte-Comunicações por Cabo S.A.	Portugal
Intercabo Sul-Comunicações por Cabo S.A.	Portugal
Intercabo-Televisão por Cabo SGPS Lda.	Portugal
Aparatura Electronica Seltron SRL, a general partnership	Romania
Control Cable Ventures SRL	Romania
Diplomatic International Comimpex SRL	Romania
Eurosat CA-TV SRL	Romania
Multicanal Holdings SRL	Romania
Selectronic SRL	Romania
Somax SRL	Romania
UPC Romania S.A. (fka Analog Seltron Communications AST)	Romania
Kabel Plus Východné Slovensko a.s.	Slovakia
Trnavatel s.r.o., a limited liability company	Slovakia
UPC Slovensko s.r.o. (fka SKT SRO)	Slovakia
Cignal Global Communications Spain S.L.	Spain
Priority Telecom S.A.; a joint venture	Spain
Priority Wireless Espana S.A.	Spain
chello broadband AB (fka Stjarnen Multimedia Holding AB)	Sweden
NBS Nordic Broadband Services A.B.	Sweden
Netscream AB	Sweden
Priority Telecom Sweden AB (fka Skandinaviska ElTele A.B.)	Sweden
Space Net AB	Sweden
Starport S.A.	Sweden
Stjärn Multimedia Varlden AB	Sweden
UPC Digital AB (fka Stjärn TV AB)	Sweden
Stockholms Stads Television AB	Sweden
UPC Sverige AB (fka Stjärn TV Natet AB)	Sweden
Cignal Global Communications Switzerland GmbH	Switzerland
Priority Wireless Switzerland AG (fka UPC Switzerland AG)	Switzerland
At Entertainment Services Ltd.	UK
chello broadband Ltd.	UK
Cignal Global Communications U.K. Limited	UK
Inergy Limited	UK
Priority Wireless (UK) Ltd.	UK
Tara Television (UK) Ltd.	UK
Tara Television Global Ltd.	UK
UPC Broadcast Centre Ltd. (fka Wizja Television Ltd.)	UK
UPC Programming Services Limited	UK
UPC Services Ltd.	UK
UPC tvi Limited	UK
Enalur S.A.	Uruguay
UPC Financing Partnership	USA

6 of 8

BC Holdings, Inc.	USA-Colo
Interactive Television Networks, Inc.	USA-Colo
Research Enterprises Inc.	USA-Colo
UCI Enterprises, Inc.	USA-Colo
UIH Asia Investment Co., a partnership	USA-Colo
UIH Asia Ltd., a limited partnership	USA-Colo
UIH China Holdings, Inc.	USA-Colo
UIH Hunan, Inc.	USA-Colo
UIH Middle East, Inc.	USA-Colo
UIH Philippines Holdings, Inc.	USA-Colo
UII Management, a general partnership	USA-Colo
UIM Aircraft, Inc.	USA-Colo
United Argentina, Inc.	USA-Colo
United AUN, Inc.	USA-Colo
United Brazil, Inc.	USA-Colo
United Chile, Inc.	USA-Colo
United Communications Finance, Inc.	USA-Colo
United International Properties, Inc.	USA-Colo
United Internet, Inc.	USA-Colo
United Japan, Inc.	USA-Colo
United Latin America Management, Inc.	USA-Colo
United Latin America Programming, Inc.	USA-Colo
United Latin America, Inc.	USA-Colo
United Latin American Holdings, Inc.	USA-Colo
United Latin American Ventures, Inc.	USA-Colo
United Management, Inc.	USA-Colo
United Mexico Resources, Inc.	USA-Colo
United Mexico Ventures, Inc.	USA-Colo
United Mexico, Inc.	USA-Colo
United Peru, Inc.	USA-Colo
United Programming, Inc.	USA-Colo
United Programming Argentina II Inc.	USA-Colo
United UAP, Inc.	USA-Colo
United UK, Inc. (fka UIH UK Programming, Inc.)	USA-Colo
UPC Aviation Services Inc. (fka UIH Turkey Inc.)	USA-Colo
UPC Romania, Inc. (fka UIH Romania, Inc.)	USA-Colo
Argentina GlobalCom Inc.	USA-Del
@Entertainment Programming, Inc.	USA-Del
CGC Securities Corp.	USA-Del
chello broadband USA Inc.	USA-Del
Cignal Global Communications Canada Holding, Inc.	USA-Del
Cignal Global Communications Carrier Services, Inc.	USA-Del
Cignal Global Communications, Inc.	USA-Del
CV American Holdings LLC	USA-Del
Kabelkom Holding Co.	USA-Del
Mozaic Entertainment, Inc.	USA-Del

7 of 8

Poland Communications, Inc.	USA-Del
UGC Holdings, Inc.	USA-Del
UIH Romania Ventures, Inc.	USA-Del
United ACM Holdings Inc.	USA-Del
United Asia\Pacific Communications, Inc.	USA-Del
United CHM Holdings Inc.	USA-Del
United DLA Holdings Inc.	USA-Del
United Europe, Inc.	USA-Del
UPC Polska, Inc. (fka @Entertainment, Inc.)	USA-Del
United Programming Argentina Inc.	USA-Del
United TYC Holdings Inc.	USA-Del
United/New United Merger Sub. Inc.	USA-Del
UPC Staffing Inc.	USA-Del
Hungary Holding Co., a general partnership	USA-NY
Cignal Global Communications Korea, Inc.
Innergy Joint Venture

8 of 8

QuickLinks

  EXHIBIT 21.1
UNITEDGLOBALCOM, INC. SUBSIDIARIES